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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 5, 1997



                         Access Financial Lending Corp.
             (Exact name of registrant as specified in its charter)

        Delaware                       333-07837                 41-1768416
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

    400 Highway 169 South
         Suite 400
St. Louis Park, Minnesota                                          55426
   (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07837) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1997-3 (the "Trust") issued $199,870,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1997-3 (the "Certificates"), on October 31, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of October 1, 1997, among Access Financial Lending Corp., as seller (the "Seller") and master servicer (the "Master Servicer"), Access Financial Receivables Corp. (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Certificates consist of five classes of fixed rate certificates, the Class A-2 Group I Certificates, the Class A-3 Group I
Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-IO Group I Certificates, and three classes of variable rate certificates, the Class A-1 Group I Certificates, the Class A-6 Group II Certificates, and the Class A-7 Group III Certificates (collectively, the "Class A Certificates"). In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust consist primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

     Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Class A-1 Group I Certificates will have a Variable Pass-Through Rate, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, and the Class A-IO Group I Certificates will have interest rates of 6.565% Pass-Through, 6.8000% Pass-Through,


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7.175% Pass-Through, 6.175% Pass-Through, and 5.000% Pass-Through, respectively.
The Class A-6 Group II and the Class A-7 Group III Certificates will both have a Variable Pass-Through Rate. For more information on the Variable Pass-Through Rates, please see the Pooling and Servicing Agreement, attached as Exhibit 4.2 hereto.

     The aggregate principal amount of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates and the Class A-7 Group II Certificates was $40,096,000, $15,400,000, $10,601,000, $8,000,000, $8,230,000, $49,997,000 and $67,546,000,
respectively. The notional amount for the Class A-IO Group I Certificates was $8,230,000.

     The Class B Certificates represent a beneficial ownership interest in a portion of the interest payments on the Mortgage Loans. Distributions on the Class B Certificates are calculated as described in the Pooling and Servicing Agreement.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 7, 1996 and the Prospectus Supplement dated October 23, 1997, filed pursuant to Rule 424(b)(2) of the Act on October 30, 1997.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated October 23, 1997, among Access Financial Lending Corp., Prudential Securities Incorporated and Morgan Stanley & Co. Incorporated.

     4.1 Purchase and Sale Agreement, dated as of October 1, 1997 between Access Financial Lending Corp. and Access Financial Receivables Corp.

     4.2 Pooling and Servicing Agreement, dated as of October 1, 1997, among Access Financial Lending Corp., as seller and master servicer, Access Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

     10.1 Indemnification Agreement, dated as of October 23, 1997, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and Morgan Stanley & Co. Incorporated.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ACCESS FINANCIAL LENDING CORP.,
                                   as Registrant and on behalf of ACCESS
                                   FINANCIAL MORTGAGE LOAN TRUST 1997-3

                                   By:    /s/ Leslie Zejdlik Foster
                                      ----------------------------------------
                                         Name:  Leslie Zejdlik Foster
                                         Title: President

Dated:  November 5, 1997

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                                  EXHIBIT INDEX

      Exhibit No.    Description
      -----------    -----------
         1.1         Underwriting Agreement, dated October 23,
                     1997, among Access Financial Lending Corp.,
                     Prudential Securities Incorporated and Morgan
                     Stanley & Co. Incorporated.

         4.1 Purchase and Sale Agreement, dated as of October 1, 1997 between Access Financial
                     Lending Corp. and Access Financial
                     Receivables Corp.

         4.2 Pooling and Servicing Agreement, dated as of October 1, 1997, among Access Financial Lending Corp., as seller and master servicer, Access Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

         10.1 Indemnification Agreement, dated as of October 23, 1997, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and Morgan Stanley & Co. Incorporated.